Virtus Variable Insurance Trust

Supplement dated March 23, 2017 to the Prospectuses and Statement of Additional Information (“SAI”) dated April 29, 2016, as supplemented

Important Notice to Investors

Effective May 8, 2017, the names of certain of the series of Virtus Variable Insurance Trust will change as indicated in the table below:

Old Series Name	New Series Name
Virtus Capital Growth Series	Virtus KAR Capital Growth Series
Virtus Enhanced Core Equity Series	Virtus Rampart Enhanced Core Equity Series
Virtus International Series	Virtus Duff & Phelps International Series
Virtus Multi-Sector Fixed Income Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus Real Estate Securities Series	Virtus Duff & Phelps Real Estate Securities Series
Virtus Small-Cap Growth Series	Virtus KAR Small-Cap Growth Series
Virtus Small-Cap Value Series	Virtus KAR Small-Cap Value Series

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VVIT/NameChanges (03/17)